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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 26, 2002
                                                --------------------------------

                           Ohio State Bancshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

         000-28648                                      34-1816546
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        111 S. Main Street, Marion, Ohio                               43302
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(Address of Principal Executive Offices)                            (Zip Code)


                                  740-387-2265
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

         This report on Form 8-K is filed to report certain material contracts of Ohio State Bancshares, Inc. (the "Company"). The material contracts consist of certain Change in Control Agreements which were entered into between the Company and the following members of its executive management team: Steven M. Strine; Cynthia L. Sparling; and Todd M. Wanner. All of the aforementioned Change in Control Agreements were executed and became effective September 15, 2000, and are filed herewith as Exhibits 10.1 to 10.4.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Registrant files as part of this report the following Exhibits:

Exhibit Number      Description of Exhibit
--------------      ----------------------

10.1 Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Steven M. Strine.

10.2 Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Cynthia L. Sparling.

10.3 Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Todd M. Wanner.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   June 26, 2002

                                   Ohio State Bancshares, Inc.

                            By  /s/ Todd M. Wanner
                                ------------------------------
                                Todd M. Wanner, Vice President and Chief
                                 Financial Officer




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                                  EXHIBIT INDEX



Exhibit Number      Description of Exhibit
--------------      ----------------------

10.1 Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Steven M. Strine.

10.2 Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Cynthia L. Sparling.

10.3 Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Todd M. Wanner.